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                                                                   EXHIBIT 10.59


DATED:   January 3, 2002









                                  LEASE BETWEEN
                      ELIOT COMMONS, LLC AND ITS SUCCESSORS

                                       AND

                             BAYCORP HOLDINGS, Ltd.











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                                      LEASE

         This Lease made as of this 3rd day of January, 2002, between ELIOT COMMONS, LLC, 33 RIGBY ROAD, SOUTH PORTLAND, MAINE 04106 ("Landlord") and BayCorp Holdings, Ltd. with a place of business at 15 Rye Street, Suite 100, Portsmouth, NH 03801 ("Tenant") (both said Landlord and said Tenant being hereafter referred to by singular pronoun of the neuter gender regardless of the number and gender of the person or corporation involved).

                              W I T N E S S E T H

                                   ARTICLE I
                                 LEASED PREMISES

         In consideration of the rents and covenants herein reserved and contained on the part of the Tenant to be paid, performed and observed, the Landlord does hereby demise and let to the Tenant Unit 7 which represents approximately (16.0%) of the space situated at the property known as Eliot Commons Plaza, Eliot, Maine, totaling approximately 6,000 square feet of building space ("the Premises").

                                   ARTICLE II
                                      TERM

         TO HAVE AND TO HOLD for a term beginning January 1, 2002 ("the Commencement Date") and ending December 31, 2003, ("the Lease Expiration Date"), excepting that the Tenant shall have the option to terminate this Lease early if Tenant provides Landlord with ninety (90) days notice and upon termination pays a penalty of three (3) months rent.

                                   ARTICLE III
                                      RENT

         Tenant covenants and agrees to pay Landlord monthly base rent in the amount of $5,000.00 beginning January 1, 2002 and continuing through December 31, 2002. For the period from January 1, 2003 through December 31, 2003, Tenant will pay monthly base rent in the amount of $5,150.00. Base rent is exclusive of all common area charges which will be billed separately to Tenant (Refer to estimate of 2002 C.A.M. charges attached).

         In the event that any Lease payment is not received by the fifth day of the month, the Lessee will be charged a five percent (5%) late fee for each late payment. All payments will first go to satisfy late fees and then rent.

         All payments shall be at such place as Landlord may from time to time designate in writing.




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                                   ARTICLE IV
                                SECURITY DEPOSIT

         A $5,000.00 security deposit is required. Deposit will be returned at end of Lease term provided that premises are left in same condition, with the exception of normal wear and tear, as they were at the Commencement Date.

                                    ARTICLE V
                              OPTION TO RENEW LEASE

         Provided that Tenant is not in default of any terms or provisions of this lease, the Tenant shall have two (2) two (2) year options to re-lease (or renew the lease of) the premises under the same terms and conditions as the original lease except for rent amounts which will escalate at 3% per year.

                                   ARTICLE VI
                               TRIPLE NET CHARGES

         Landlord shall cause all common areas in the building of which the demised premises are a part, including the sidewalks, and parking areas, to be maintained in good repair and condition. All costs and expenses of every kind and nature shall be incurred by Landlord in operating, managing the facility, equipping, policing, lighting, repairing, replacing and maintaining common areas. Such costs and expenses shall likewise include (but shall not be limited to) common area trash storage and removal cost, and heating cost; sweeping, sealing, striping, maintenance of light standards; real estate taxes; premiums for liability, property damage, fire, workers' compensation and all other insurance carried by Landlord with respect to the building. Tenant's pro rata share of the costs and expenses set forth in this paragraph shall be determined by multiplying the total common area expenses by a fraction, the numerator of which shall be the number of square feet of gross floor area in the demised premises and the denominator of which shall be the gross floor area in the building. As of the date of this Lease, Tenant's pro rata share under this Lease is 16.0%. Tenant will be billed in quarterly installments for pro-rata charges. Attached is the estimated C.A.M. charges for 2002.

         It is understood that Tenant shall, at its expense, provide reasonable amounts of heat and air conditioning as appropriate for the season. Notwithstanding any provisions in this Lease to the contrary, Tenant shall be responsible for all maintenance and repair of the HVAC system, but not complete replacement of the HVAC system(s). If the system is shared with other tenants, the Tenant shall pay its pro-rata share of the maintenance and repair expense. Landlord will ensure that HVAC system is in proper working order prior to commencement of this Lease and shall accomplish the ongoing maintenance and repair in a timely way.

                                   ARTICLE VII
                                       USE

         The Premises shall be used and occupied by Tenant solely for the operation of a business office or, with Landlord's written consent, which consent shall not be unreasonably withheld or delayed, any other use permitted by the zoning laws governing the use of the


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Premises, provided that said use complies with all applicable governmental and environmental laws and regulations. It is agreed that no alcohol will be served.

                                  ARTICLE VIII
                                    UTILITIES

         The Landlord shall not be under any responsibility or liability for interruption or inability to obtain electricity, fuel or water by reason of breakdown or accident or by any reason or any other cause beyond the reasonable control of the Landlord, nor in any event shall the Landlord be responsible for indirect and/or consequential damages from these causes. The Tenant agrees to pay when due all bills for all ordinary utilities and services furnished to the Premises, whether these expenses are included in Landlord's CAM bill to tenant or are billed directly to Tenant. Any and all costs associated with the separation or addition of utility meters will be the responsibility of Tenant.

                                   ARTICLE IX
                        TENANT'S AND LANDLORD'S COVENANTS

         Tenant covenants with Landlord that during the term and for such further time as Tenant or anyone claiming by, through or under it, shall hold the Premises or any part thereof:

A. Tenant will promptly pay the rent, reimbursement of taxes and any and all other charges, including any applicable late fees, payable by Tenant to Landlord at the address from time to time designated for the sending of notices to Landlord at the time and in the manner aforesaid.

B. If Tenant shall install kitchen equipment, bathroom shower(s) or mechanical equipment, such installation shall be at Tenant's sole expense. The moving and installation of such machines and equipment shall be at the sole risk and hazard of the Tenant and Tenant agrees to indemnify and save Landlord harmless against and from all damage, liability, loss, injury, claim or suit resulting directly or indirectly from the installation or maintenance of such machines and equipment.

C. Tenant will not make any structural change in, or structural addition to the Premises without first obtaining, on each occasion, Landlord's consent in writing, which consent shall not be unreasonably withheld, and then only at Tenant's expense, and in a lawful manner and upon such reasonable terms and conditions as Landlord shall by such writing approve. Any such alteration or addition shall be consistent in appearance with the rest of the Premises. At Tenant's expense, Tenant's alterations and additions must comply with any and all applicable governmental and environmental rules and regulations. Landlord shall, upon expiration of the Lease term, retain as its property, without cost to it, any such structural alterations so made. Tenant will, upon the reasonable request of Landlord, deliver to Landlord in writing a schedule and plans setting forth the details and location of all such alterations or additions.

         In accordance with Section G of this Article, Tenant will be responsible for obtaining all permits necessary for occupancy and the use of the Premises by the Tenant under


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         the terms of this Lease, and Tenant will bear all expenses in connection therewith, including any building, plumbing and/or electrical work required. The Tenant hereby accepts the Premises in its present condition, with the exception of maintenance to exterior painted fascades and exterior doors (referred to elsewhere herein) Notwithstanding the foregoing, Landlord warrants and represents the use desired by the Tenant is lawful.

D. Tenant will not permit any hole to be drilled or made in the exterior facade of any building or any sign or placard to be placed on any building without first obtaining on each occasion the Landlord's written consent, which shall not be unreasonably withheld. Tenant will erect and maintain any sign only after obtaining approval in writing by the Landlord and only in accordance with all laws, rules and regulations and requirements of all public and other authorities having jurisdiction over the same. Tenant will repair all damage that may be caused to any building in the affixation, maintenance or removal of the sign to or from any building. Tenant will hold and save the Landlord harmless and indemnified of and from all claims for injury or damage to person (including death) and/or property damage caused by the Tenant. Tenant will restore that portion of the Premises, and any building thereon from which the Tenant shall have removed any sign, to a condition at least as good as that in which said portion of the Premises and any building thereon was just prior to the installation or affixation thereof.

E. All necessary structural repairs to the exterior of the building shall be made by Landlord. Landlord shall keep, repair and maintain the roof and the exterior structural portions of the Premises in good order and repair, excluding exterior doors and plate glass which is the Tenant's responsibility. Upon occupancy, Landlord shall provide plate glass and exterior doors in solid and well maintained condition, and Tenant shall keep them in good order and repair. Tenant shall, at the end of the Lease term, or sooner termination, peaceably surrender and deliver up the Premises and all erections, alterations and additions made to or upon the Premises (unless Tenant desires to remove any of them, in which event Tenant shall repair all damage caused thereby), to Landlord, broom clean and in the same repair and condition, in all respects, as the Premises were in on the Commencement Date and as such erections, alterations and additions were when completed, reasonable wear and tear and damage by fire or other casualty, eminent domain, and damage due to the fault or negligence of the Landlord or its agents and repairs for which the Landlord is responsible under the terms of this Lease, only excepted, and (except as elsewhere provided herein), will remove all personal property, goods and effects belonging to the Tenant or to anyone claiming through or under Tenant, including, without limitation, all of its trade fixtures and signs and also will remove all lettering, if any, painted by Tenant in or on the Premises with or without the Landlord's consent. Tenant shall be responsible for all damage or injury to the Premises caused by the installation or removal of the Tenant's furniture, fixtures or equipment.

F. Tenant shall not assign, mortgage, pledge or encumber this Lease nor sublet any part of the Premises, without, on each occasion, obtaining the prior written consent of the Landlord. In the event Tenant requests Landlord's consent to any assignment, sublease or transfer of this Lease, Tenant shall submit to Landlord in writing the terms and conditions of the proposed assignment or subletting and the name of the

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         proposed assignee or sublessee, together with a statement of the nature and character of its business and the type of business to be operated at the Premises.

         The consent by Landlord to any assignment, mortgage, pledge, or subletting shall not constitute a waiver of the necessity of such consent to any subsequent assignment or subletting. In the event of the assignment or subletting by the Tenant, Tenant shall remain liable for the payment of any and all rent which may become due by the terms of this Lease and for the performance of all covenants, agreements, and conditions on the part of Tenant to be performed hereunder. No such assignment shall be valid or effective unless the assignee shall covenant in writing to be bound directly to the Landlord. No modification of the terms of this Lease or any course of dealing between Landlord and any assignee of the Tenant's interest herein shall operate to release or impair Tenant's obligations hereunder. The Tenant agrees to pay the Landlord's reasonable attorney's fees incurred in connection with any assignment or subletting.

G. Tenant, at its sole expense, shall comply with all applicable laws, orders, and regulations of Federal, state, county and city authorities and with any direction of any public officer, pursuant to law, which shall impose any violation order or duty upon Landlord or Tenant with respect to the Premises, or the use or occupation thereof. Tenant shall not do or permit to be done any act or thing upon the Premises which will invalidate, or be in conflict with, fire insurance policies covering the Premises, and fixtures and property therein, and shall not do or permit to be done, any act or thing upon the Premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises or for any other reason. Tenant, at its sole expense, shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters, or any other similar body, and shall not do or permit anything to be done, in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for the first insurance applicable to the Premises, or use the Premises in a manner which shall increase the rate of fire insurance on the Premises or on the property located herein over the rate in effect at the commencement of this Lease.

H. Except as modified by statute, all merchandise, furniture, fixtures and property of any kind which may be on or about the Premises shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof, shall be destroyed or damaged by fire, water or otherwise by the use or abuse of water or by the leaking or bursting of water pipes, or in any other way or manner, no part of such loss or damage shall be charged to or borne by Landlord in any case whatever.

I. The Tenant will save Landlord harmless, and will exonerate and indemnify Landlord, from and against any and all claims, liabilities, or penalties assessed by or on behalf of any person, firm, corporation, public authority or any other legal entity:

                  (i) on account of, or based upon, any injury to any person or loss of, or damage to, property sustained or occurring in or upon the Premises

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                           because of, or based upon, the act of omission,
                           fault, negligence, or misconduct of any person except
                           Landlord:

                  (ii) on account of, or based upon, any injury to any person or loss of, or damage to, property sustained on or occurring elsewhere (other than on the Premises) in or about the Premises (and, in particular, without limiting the generality of the foregoing, on or about the stairways, sidewalks, parking areas, concourses, arcades, approaches, areaways, roof, or other appurtenances ad facilities used in connection with the Premises) arising out of the use or occupancy of the Premises by the Tenant or by any person claiming by, through or under Tenant.

         and in addition to and not in limitation of either of the foregoing subdivisions (i) and (ii);

                  (iii) on account of or based upon (including money due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, or agents or employees or either) on the Premises;

         and, in respect of any of the foregoing, from and against all costs, expenses (including reasonable attorney's fees), and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall, at Tenant's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord, it being agreed that such counsel as may act for insurance underwriters of Tenant shall be deemed satisfactory.

         The Tenant, at its own expense, will maintain and keep in force public liability insurance insuring both Tenant and Landlord against claims for personal injury, death, or property damage occurring in or about the Premises, if Tenant is liable therefor as herein provided, with limits of not less than $1,000,000 for injury to or death of one person; $2,000,000 for injury to or death of more than one person in a single accident, and $200,000 for damage to property (such insurance is collectively referred to as the "Insurance"). Upon Landlord's request, Tenant shall furnish Landlord with evidence of such coverage, such evidence to be satisfactory to Landlord. At Landlord's option, Landlord may obtain the aforedescribed Insurance and Tenant shall promptly (but in any event within fifteen (15) days of receipt of a statement for same), pay for said Insurance.

J. Upon reasonable notice to Tenant and subject to Tenant's reasonable security requirements, Landlord or its representatives shall have the right without charge to it and without reduction in rent, at reasonable times and in such manner as not to unreasonably interfere with Tenant's business, to enter to view the Premises, and Landlord or its representatives may enter the Premises (forcibly, if necessary), at any time to take such measures as may be needed to cope with an emergency. Landlord may during the nine months next preceding the expiration of the term or any extension thereof, show the Premises to persons wishing to Lease or purchase the same, such showing not to interfere unreasonably with Tenant's business.

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K.       Tenant shall not permit any mechanics, laborers, or other liens to stand against the Premises or any building thereof for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed in or on the Premises by or at the direction or sufferance of the Tenant; provided, however, that Tenant shall have the right to diligently contest the validity or amount of any such lien or claimed lien, if the Tenant shall give Landlord, upon demand, reasonable security to insure payment therefor. On final determination of the lien or claim for lien, Tenant shall immediately pay any adverse judgement with all proper costs and charges and shall have the lien released or judgement satisfied at Tenant's expense, and Landlord shall promptly return any security which Tenant may have furnished to the Landlord.

L. Tenant shall not overload, damage or deface the Premises nor suffer or permit the same to be done, nor commit waste.


                                    ARTICLE X
                           SUBORDINATION TO MORTGAGES

A. Tenant agrees that, upon request of Landlord, Tenant will subordinate this Lease and the lien hereof to the lien of any present or future mortgage or mortgages upon the Premises, irrespective of the time of execution or time of recording of any such mortgage or mortgages. Tenant agrees that it will, upon request of Landlord, execute, acknowledge and deliver any and all instruments deemed necessary or desirable by Landlord to give effect to, or notice of, such subordination, provided only that said mortgagee enters into an agreement with Tenant which provides that said mortgagee will not disturb the possession and other rights of Tenant so long as Tenant performs its obligation hereunder and that said mortgagee will accept Tenant as Tenant of the Premises under the terms and conditions of this Lease in the event of acquisition of title by said mortgagee through foreclosure proceedings or otherwise, and which further provides that Tenant shall agree to recognize the holder of such mortgage as the Landlord in such event, said agreement to be expressly binding upon the successors and assigns of the Tenant and of the mortgagee and upon anyone purchasing such building at a foreclosure sale. Tenant and Landlord agree to promptly execute and deliver any appropriate instruments necessary to carry out the agreements contained in this Paragraph. However, Landlord shall not encumber Premises so as to interfere with Tenant's first option to purchase the Premises.


                                   ARTICLE XI
                                 EMINENT DOMAIN

         If the Premises or any part thereof shall be taken for any public use by action of the municipal or other authorities for which Landlord or Tenant shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority after the execution hereof and before the expiration of the same term, and such taking makes the Premises no longer feasible for use by Tenant, then this Lease and said term shall terminate at the election of the Landlord or Tenant and such election may be made in case of any such taking notwithstanding the entire interest of Landlord may have been divested by such taking; and if

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either party shall not so elect, then in case of any such taking of the Premises rendering the same or any part thereof unfit for use and occupation, a just proportion of the rent hereinbefore reserved according to the nature and extent of such taking, shall be suspended or abated until the Premises, or what may remain thereof, shall have been put in proper condition for use and occupation. The Landlord need not put the Premises in condition for use and occupation. Landlord shall not be liable for any inconvenience or annoyance or any other damages to Tenant or injury to the business of Tenant resulting from delays in repairing such damage. Any election to terminate by either party shall be made no later than ninety (90) days after it receives formal notice of such taking. If, after the taking, the Premises remain feasible for use by Tenant, the Tenant shall promptly place the Premises in proper condition for use and occupation and this Lease shall not be terminated.

         Landlord reserves and excepts from this Lease all rights to damages to the Premises or any part thereof, or the Leasehold hereby created, heretofore accrued or hereafter to accrue by reason of any taking for public use of said Premises or any portion thereof or right appurtenant thereto or privilege or easement in, through, or over the same and by way of confirmation of the foregoing the Tenant hereby assigns all rights to such damages theretofore accrued or hereafter accruing during the term or any extension thereto to the Landlord. However, the Tenant reserves its rights to its Leasehold improvements and fixtures and relocation expenses. Tenant agrees to promptly execute such other instruments as may be necessary or desirable to confirm the Landlord's rights to such damages.


                                   ARTICLE XII
                              FIRE AND OTHER DAMAGE

         If less than twenty (20%) percent of the usable floor area of the Premises shall be damaged by fire or other cause, to the extent that insurance proceeds are available, the damages shall be repaired by, and at the expense of, Landlord, and the rent until such repairs shall have been made shall be apportioned according to the part of the Premises which is useable by Tenant. Such repairs shall be made promptly, subject to reasonable delay which may arise by reason of adjustment of insurance on the part of the Landlord, and for delay on account of labor troubles or any other cause beyond the Landlord's control. Landlord shall not be liable for any inconvenience or annoyance or any other damages to Tenant or injury to the business of Tenant resulting from delays in repairing such damage. If twenty (20%) per cent or more of the useable floor area of the building on the Premises are damaged or rendered untenantable by fire or other cause and if Landlord shall decide not to restore or not to rebuild the same, Landlord may, within forty (40) days after such fire or other damage, give Tenant a notice in writing of such decision and thereupon the Lease term shall expire on the sixtieth (60th) day after such notice is given, or sooner if the Tenant so desires, and Tenant shall vacate the Premises and surrender the same to Landlord. If Landlord does not so terminate this Lease, such repairs shall be made promptly, subject to reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord, and for delay on account of labor trouble or any other cause beyond the Landlord's control. Landlord shall not be liable for any inconvenience or annoyance or any other damages to Tenant or injury to the business of Tenant resulting from delays in repairing such damage. If the Premises are totally damaged or are rendered wholly untenantable by fire or other cause so that they cannot reasonably be expected to be restored or rebuilt within a three (3) month period, Tenant may, within thirty (30) days of the occurrence of such damage, terminate this Lease


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upon fifteen (15) days prior notice in writing to Landlord, and thereafter, shall immediately vacate the Premises and surrender same to Landlord. Upon the termination of this Lease under the conditions herein provided for, Tenant's liability for rent shall cease as of the day following the casualty. If the Landlord fails to make any repairs within three (3) months after such fire or other damage, which repairs this Article XII requires Landlord to make, then the Tenant shall have the right to terminate this Lease.

                                  ARTICLE XIII
                                     DEFAULT

         This Lease is upon the condition that, if Tenant shall neglect or fail to pay when due any installment of rent or reimbursement of taxes or any other charges payable by Tenant, and such neglect or failure shall continue for five
(5) days after receipt of written notice thereof, or if Tenant shall neglect or fail to perform or observe any of the other covenants or undertakings herein on its part to be performed or observed and such neglect or failure shall continue for thirty (30) days after written notice to it from Landlord, or, if the default is such that it cannot be cured within thirty (30) days, and Tenant shall not within said period commence to cure such default, and continue to do so diligently, or if the estate hereby created shall be taken by execution or by other process of law and not redeemed by Tenant within fourteen (14) days thereafter, or if proceedings for corporate reorganization or arrangement under the Bankruptcy laws of the United States or any laws amendatory thereof or supplemental thereto shall be filed by or against Tenant and not be dismissed within ninety (90) days, or if the Tenant shall execute an assignment of its property for the benefit of its creditors, or if a receiver for Tenant or other similar officer shall be appointed and not be discharged within thirty (30) days. In the event of a Default Event, Landlord may, immediately or at any time thereafter, (notwithstanding any license or waiver of any former instance) and without demand or notice, in person or by agent or attorney, enter the Premises or any part thereof and repossess the same as of its former estate, or terminate this Lease by written notice to Tenant, and in either event, expel Tenant and those claiming through or under it and remove their effects (forcibly, if necessary), without being deemed guilty of any manner of trespass and without prejudice to any remedy which otherwise might be used for arrears of rent or breach of covenant, and upon entry or notice as aforesaid, this Lease shall terminate and the Landlord, in addition to all other remedies which it may have at law, shall have the remedies provided in Article XIII and elsewhere in this Lease.

It is further agreed that Tenant will be responsible for all fees and costs incurred by Landlord in its efforts to collect any outstanding base rent and pro-rata billings. These fees and costs include, but are not limited to, professional fees, reasonable attorney fees and reasonable accounting fees.

                                   ARTICLE XIV
                           CLEANLINESS OF LEASED UNIT

         It is agreed that Tenant will ensure that the Leased Premises remain clean and free of any and all insects or other infestations. Tenant shall, at Tenant's sole expense, utilize the services of an extermination company on a regular, as-needed, basis to ensure that such insect/animal infestations do not occur.



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         Tenant agrees that all trash will be removed from the facility on a daily basis and stored inside the waste receptacles located outside of the building. Waste is only to be transferred into the receptacles and is not to be stored in any other locations. All grease waste is only to be transferred to a grease waste receptacle, which is to be located outside of the building.

                                   ARTICLE XV
                                 QUIET ENJOYMENT

         Tenant shall, upon paying the rent and other charges reserved hereunder and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed, peaceably and quietly hold and enjoy the Premises, without hindrance or molestation by any person or persons whatsoever, subject, however, to the terms of this Lease.

                                   ARTICLE XVI
                                     NOTICES

         All notices shall be given by certified mail, return receipt requested, and all notices for the Landlord shall be addressed to the Landlord, ELIOT COMMONS, LLC, 33 RIGBY ROAD, SOUTH PORTLAND, MAINE 04106 or to such other place as may be designated by written notice to the Tenant; and to the Tenant, BayCorp Holdings, Ltd. with a place of business at 15 Rye Street, Suite 100, Portsmouth, NH 03801, or to such other place as may be designated by written notice to the Landlord.


                                  ARTICLE XVII
                           RIGHT TO PERFORM COVENANTS

         Tenant covenants and agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed as in this Lease provided, Landlord, in its sole discretion may, after due notice to or demand upon Tenant, and after the expiration of any grace periods in this Lease, make any payment or perform any other act on the part of the Tenant to be made and performed as in this Lease provided, in such manner and to such extent as Landlord may reasonably deem desirable, and in exercising any such rights, Landlord may pay necessary and incidental costs and expenses, employ counsel, and incur and pay reasonable attorney's fees. The making of any such payment or the performing of any other act by the Landlord pursuant to this Article shall not waive or release the Tenant from any obligations of the Tenant in this Lease contained. All sums so paid by Landlord and all reasonably necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, including reasonable attorney fees incurred in collection of rents, shall, except as otherwise in this Lease expressly provided, be payable to Landlord on demand, and Tenant covenants to pay any such sum or sums promptly, and Landlord shall have (in addition to any other right or remedy of Landlord), the same rights and remedies in the event of the nonpayment thereby by Tenant as in the case of default by Tenant in the payment of the basic rent. Whenever practicable, Landlord, before proceeding as provided in this Article, shall give Tenant notice in writing of the failure of Tenant which Landlord proposes to remedy, and shall allow Tenant such length of time as may be reasonable in the circumstances, not exceeding thirty (30) days from the giving of notice


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
(unless said remedy takes more than thirty (30) days to accomplish and Tenant diligently works to complete such remedy as soon as reasonably possible), to remedy the failure itself and, if Tenant shall not remedy the failure in the time so allowed, Landlord may proceed as provided in this Article; provided, however, that nothing in this sentence shall prevent Landlord from acting without notice to Tenant in case of an emergency.

                                  ARTICLE XVIII
                         ESTOPPEL CERTIFICATE BY TENANT

         Tenant agrees at any time and from time to time, upon not less than ten
(10) days' prior written request by Landlord, to execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of, or assignee of any mortgage upon the fee of the Premises.

                                   ARTICLE XIX
                       LIMITATION OF LANDLORD'S LIABILITY

         The Landlord reserves the right to assign or transfer any and all of its right, title and interest under this Lease, including but not limited to the benefit of all covenants of the Tenant hereunder. Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed that the obligations imposed upon the Landlord hereunder shall be binding upon the Landlord and Landlord's successors in interest.

                                   ARTICLE XX
                               CUMULATIVE REMEDIES

         The specified remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies or means of redress to which either party may be lawfully entitled in case of breach or threatened breach of any provisions of this Lease. The failure of either party to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option contained herein shall not be construed as a waiver or a relinquishment for the future of such covenant or option. Receipt by Landlord of rent with knowledge of the breach of any covenants hereof shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by said party. In addition to the other remedies provided in this Lease, either party shall be entitled to restraint by injunction of any violation or attempt or threatened violation of any of the covenants, conditions, or provisions of this Lease.

         Except where contrary to any provision of this Lease, no right or remedy herein conferred upon or reserved to wither party is intended to be exclusive of any other right or remedy, and each right or remedy given hereunder is in addition to any now or hereafter existing at law, in equity or by statute.


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
                                   ARTICLE XXI
                                 LANDLORD'S WORK

         Landlord agrees to compensate Tenant $500 toward the cost of general demolition work involving the removal of one wall and two stage areas. Additionally, Landlord agrees to immediately repaint the exterior fascade of building over Tenant's demised space, which bears the faded imprint of a former tenant's sign. Additionally, Landlord agrees to ensure that all mechanics of the facility (i.e. heating and plumbing units), all plate glass and exterior doors are in working order at commencement of lease.

                                  ARTICLE XXII
                                  FORCE MAJEURE

         In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reasons of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Article shall not operate to excuse the Tenant from payment of rent or any other payments required by this Lease.

                                  ARTICLE XXIII
                              CONSTRUCTION OF LEASE

         The invalidity of one or more phrases, sentences, clauses or Articles contained in this Lease shall not affect the remaining portion of this Lease or any part thereof, and if any one or more of the phrases, sentences, clauses or Articles contained in this Lease should be declared invalid by the final order, decree or judgement of a court of competent jurisdiction, this Lease shall be construed as if such invalid phrase, sentence, clause or Article had not been inserted in this Lease.

                                  ARTICLE XXIV
                                ENTIRE AGREEMENT

         This Lease sets forth the entire agreement made between the parties hereto and cannot be orally modified or amended, except in writing duly executed by the respective parties.

                                   ARTICLE XXV
                                    HOLDOVER

         If the Tenant remains in the Premises beyond the expiration of this Lease, such holding over shall not be deemed to create any tenancy but the Tenant shall be a Tenant at Sufferance only at a daily rate equal to the rent and other charges under this Lease.

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
                                  ARTICLE XXVI
                              SUCCESSORS OR ASSIGNS

         The covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and insure to the benefit of the Landlord, its successors and assigns, and Tenant, its successors and assigns, except as otherwise provided herein.


                                  ARTICLE XXVII
                                    EXECUTION

         This Lease is executed in quadruplicate, all copies of which are identical, and any one of which is deemed to be complete in itself and may be introduced in evidence or used for any purpose without the production of the other copy. The headnotes and margin notes throughout this Lease are for convenience and reference only, and shall in no way be held or deemed to define, limit, explain, describe, modify or add to the interpretation, construction, or meaning of any provision of this Lease.


         WITNESS the execution hereof as a sealed instrument.

                                    ELIOT COMMONS, LLC
                                    LANDLORD

                                    /s/ Fred M. Forsley
                                    -------------------------------------------
                                    By:  Fred M. Forsley - Member

                                    BAYCORP HOLDINGS, LTD.
                                    TENANT

                                    /s/ Patrycia T. Barnard
                                    -------------------------------------------
                                    By: Patrycia T. Barnard, Duly Authorized


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